UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2020

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CKPT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 17, 2020, Checkpoint Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriter, and the Underwriter agreed to purchase for resale to the public, in a firm commitment underwritten public offering, 7,142,857 shares (the “Firm Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a price to the public of $2.80 per share, less underwriting discounts and commissions. In addition, pursuant to the Underwriting Agreement, the Company has granted the Underwriter an option, exercisable for 30 days from the closing date of this offering, to purchase up to an additional 1,071,428 shares of Common Stock (the “Additional Shares” and, together with the Shares, the “Offered Shares”) at the same offering price to the public, less underwriting discounts and commissions. On September 20, 2020, the Underwriter partially exercised its option purchase 178,572 Additional Shares. The offering of the Offered Shares was registered pursuant to a Registration Statement (No. 333-221493) on Form S-3, which was filed by the Company with the Securities and Exchange Commission on November 9, 2017 and declared effective on December 1, 2017, including a prospectus contained therein, as supplemented by a prospectus supplement, dated September 17, 2020, relating to this offering (the “Registration Statement”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

H.C. Wainwright & Co., LLC is acting as sole book-running manager for the offering.

The Company expects to receive net proceeds from the sale of the Offered Shares, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company, of approximately $19.0 million, which includes proceeds from the additional shares of Common Stock to be sold pursuant to Underwriter's partial exercise of its option to purchase additional shares. The offering, including the Additional Shares to be issued and sold pursuant to the partial exercise of the Underwriter's option to purchase additional shares, is expected to close on September 22, 2020, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

Alston & Bird LLP, counsel to the Company, delivered an opinion as to the validity of the Offered Shares, a copy of which is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement and opinion by reference into such Registration Statement. The foregoing summary description of the offering and the documentation related thereto, including without limitation, the Underwriting Agreement, does not purport to be complete and is qualified in its entirety by reference to such exhibits.

The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01.	Other Events.

Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriter, and the Underwriter agreed to purchase for resale to the public, 7,142,857 shares of the Company’s Common Stock, along with the option to purchase, exercisable for 30 days from the closing date of this offering, up to an additional 1,071,428 shares. This Current Report on Form 8-K is being filed in part to incorporate the estimated Expense Table set forth below and the opinion by reference into such Registration Statement.

Securities and Exchange Commission Registration Fee	$	*
Legal Fees and Expenses		$175,000
Accountants’ Fees and Expenses		$40,000
Printing and Duplicating Fees		$10,000
Transfer Agent’s Fees and Expenses		$10,000
Miscellaneous Expenses		$20,000
Total		$255,000

*Previously paid.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

1.1	Underwriting Agreement, entered into by and between Checkpoint Therapeutics, Inc. and H.C. Wainwright & Co., LLC, on September 17, 2020.

5.1	Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in the opinion filed as Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2020	Checkpoint Therapeutics, Inc.
(Registrant)

	By	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer